SUPPLEMENT TO PROSPECTUS The date of this supplement is December 23, 2014. MFS® Commodity Strategy Fund

Effective December 23, 2014, the sub-section entitled “Principal Investment Strategies” under the main heading “Summary of Key Information” is restated in its entirety as follows:

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) seeks to achieve the fund’s objective by providing exposure to the commodities markets through investing in commodity-linked derivatives rather than investing directly in commodities.  Commodities are assets with tangible properties, including oil, natural gas, agricultural products, and industrial and other precious metals. MFS expects to gain exposure to the commodities markets by investing primarily in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (the “Subsidiary”).  MFS may also gain exposure to the commodities markets by investing the fund’s assets directly in commodity-linked notes.  The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives such as commodity-linked futures, options, and/or swaps.   The Subsidiary is advised by MFS and has the same objective, strategies, and restrictions as the fund, except that MFS gains exposure to the commodities markets for the Subsidiary by investing primarily in commodity-linked futures, options, and/or swaps instead of commodity-linked notes.  MFS may invest up to 25% of the fund’s assets (at the time of purchase) in the Subsidiary.

The fund’s direct and indirect investments in commodity-linked derivatives are leveraged (i.e., involves investment exposure greater than the amount of the investment). MFS expects the fund’s exposure to the commodities markets to be approximately equivalent to investing all of the fund’s investments in commodity-linked derivatives on an unleveraged basis.

MFS allocates the fund’s direct and indirect investments in commodity-linked derivatives among a variety of different commodities and commodity sectors based on quantitative models.

MFS generally invests substantially all of the fund’s assets not invested in the Subsidiary or commodity-linked notes in U.S. and foreign debt instruments.  In addition, the Subsidiary may also invest in U.S. and foreign debt instruments.  Of the fund’s direct and indirect investments in debt instruments, MFS generally invests substantially all of these investments in investment grade debt instruments.  Some portion of the fund’s and the Subsidiary’s assets may be held in cash and/or debt instruments due to asset coverage and collateral requirements for the fund’s and the Subsidiary’s investments in derivatives.

Debt instruments include corporate bonds, U.S. Government securities, asset-backed securities, municipal instruments, foreign government securities, inflation-adjusted bonds, floating rate loans, and other obligations to repay money borrowed.

MFS may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

The fund is a non-diversified fund. This means that MFS may invest a relatively large percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS uses a bottom-up investment approach to buying and selling debt investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers. Quantitative models that systematically evaluate instruments may also be considered.

Effective December 23, 2014, the sub-section entitled “Principal Investment Strategies” under the main heading “Investment Objective, Strategies, and Risks” is restated in its entirety as follows:

MFS seeks to achieve the fund’s objective by providing exposure to the commodities markets through investing in commodity-linked derivatives rather than investing directly in commodities.  Commodities are assets with tangible properties, including oil, natural gas, agricultural products, and industrial and other precious metals. MFS expects to gain exposure to the commodities markets by investing primarily in the Subsidiary.  MFS may also gain exposure to the commodities markets by investing the fund’s assets directly in commodity-linked notes.  The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives such as commodity-linked futures, options, and/or swaps.  MFS may invest up to 25% of the fund’s assets (at the time of purchase) in the Subsidiary.

The fund’s direct and indirect investments in commodity-linked derivatives are leveraged (i.e., involves investment exposure greater than the amount of the investment). MFS expects the fund’s exposure to the commodities markets to be approximately equivalent to investing all of the fund’s investments in commodity-linked derivatives on an unleveraged basis.

MFS allocates the fund’s direct and indirect investments in commodity-linked derivatives among a variety of different commodities and commodity sectors based on its proprietary quantitative models. Factors considered by the quantitative models may include valuation, momentum, and economic and behavioral data.

MFS generally invests substantially all of the fund’s assets not invested in the Subsidiary or commodity-linked notes in U.S. and foreign debt instruments.  In addition, the Subsidiary may also invest in U.S. and foreign debt instruments.  Of the fund’s direct and indirect investments in debt instruments, MFS generally invests substantially all of these investments in investment grade debt instruments.  Some portion of the fund’s and the Subsidiary’s assets may be held in cash and/or debt instruments due to asset coverage and collateral requirements for the fund’s and the Subsidiary’s investments in derivatives.

MFS may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

The fund is a non-diversified fund. This means that MFS may invest a relatively large percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS uses a bottom-up investment approach to buying and selling debt investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

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MFS Commodity Strategy Fund

Effective December 23, 2014, the sub-section “Subsidiary” under the subheading entitled “Principal Investment Types” under the main heading “Investment Objective, Strategies, and Risks” is restated in its entirety as follows:

Subsidiary: MFS Commodity Strategy Portfolio is a wholly owned and controlled subsidiary of the fund and organized under the laws of the Cayman Islands. The Subsidiary will be advised by MFS and will have the same objective, strategies, and restrictions as the fund, except that MFS gains exposure to the commodities market for the Subsidiary by investing primarily in commodity-linked futures, options, and/or swaps instead of commodity-linked notes. The Subsidiary is overseen by its own board of directors. The Subsidiary does not pay management fees to MFS, but incurs investing and operating expenses.

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